UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2024

Dynavax Technologies Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-34207	33-0728374
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Powell Street, Suite 720
Emeryville, California		94608
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 510 848-5100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DVAX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The 2024 Annual Meeting of Stockholders of Dynavax Technologies Corporation (the “Company”) was held on May 23, 2024 in a virtual meeting format, pursuant to notice duly given (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company approved the amendment and restatement of the Company’s 2018 Equity Incentive Plan (the “Plan”) to, among other things, increase the aggregate number of shares of common stock of the Company (“Common Stock”) authorized for issuance under the Plan by 11,400,000 shares. A summary of the Plan is set forth in the Company’s definitive proxy statement (“Proxy Statement”) on Schedule 14A, filed with the Securities and Exchange Commission on April 11, 2024.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Proxies for the Annual Meeting were solicited by the board of directors of the Company (the “Board”) pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board’s solicitations. As of April 1, 2024, the record date for the Annual Meeting, a total of 130,862,916 shares of Common Stock were outstanding and entitled to vote. There were 108,843,657 shares present in person or by proxy, constituting a quorum, at the Annual Meeting, at which the stockholders were asked to vote on four (4) proposals. Set forth below are the matters acted upon by the stockholders, and the final voting results of each such proposal. The proposals are described in detail in the Company’s Proxy Statement.

Proposal 1. Election of Directors

The stockholders elected Francis R. Cano, Ph.D., Peter R. Paradiso, Ph.D., and Peggy V. Phillips, as Class III directors of the Company to hold office until the 2027 annual meeting of stockholders or until their respective successors are duly elected and qualified. The voting for each director was as follows:

Nominee	Votes Cast For	Votes Withheld	Broker Non-Votes
Francis R. Cano, Ph.D.	84,371,794	7,104,508	17,367,355
Peter R. Paradiso, Ph.D.	89,502,071	1,974,231	17,367,355
Peggy V. Phillips	88,584,041	2,892,261	17,367,355

Proposal 2. Amendment and Restatement of the Dynavax Technologies Corporation 2018 Equity Incentive Plan

The stockholders approved the amendment and restatement of the Dynavax Technologies Corporation 2018 Equity Incentive Plan to, among other things, increase the aggregate number of shares of Common Stock authorized for issuance under the Plan by 11,400,000. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
85,334,215	6,056,895	85,192	17,367,355

Proposal 3. Advisory Vote on Executive Compensation

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
88,138,468	3,105,543	232,291	17,367,355

Proposal 4. Ratification of Selection of Independent Registered Public Accounting Firm

The stockholders ratified the selection of Ernst & Young LLP by the Audit Committee of the Board as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
100,069,902	8,599,657	174,098	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dynavax Technologies Corporation

Date:	May 24, 2024	By:	/s/ Ryan Spencer
Ryan Spencer Chief Executive Officer and Interim Chief Financial Officer